Exhibit 99.1

KPMG LLP Chartered Professional Accountants Bay Adelaide Centre Suite 4600 333 Bay Street Toronto, ON M5H 2S5	Telephone (416) 777-8500 Fax (416) 777-8818 www.kpmg.ca

INDEPENDENT ACCOUNTANTS’ REPORT ON APPLYING AGREED-UPON PROCEDURES

The Bank of Nova Scotia (the “Bank”)

Scotia Capital (USA) Inc.

Barclays Capital Inc.

Wells Fargo Securities, LLC

(together with the Bank, the “Specified Users”)

We have performed the agreed-upon procedures enumerated in the attached Appendix, which were agreed to by the Specified Users, in connection with the proposed offering of Auto Loan Receivables Backed Notes (“the Notes”), by Securitized Term Auto Receivables Trust 2018-1 (the “Issuer”), solely to assist the Specified Users with certain information pertaining to the pool of auto loan receivables which we were informed are intended to be included as collateral in the offering of the Notes.

The agreed-upon procedures are summarized, along with our findings, in the attached Appendix.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.

It should be understood that we have no responsibility for establishing, and did not establish, the scope and nature of the agreed-upon procedures enumerated in the attached Appendix; rather, the agreed-upon procedures enumerated therein are those the Specified Users asked us to perform. We make no representation regarding the appropriateness and sufficiency of the agreed-upon procedures either for the purpose for which this report has been requested or for any other purpose. Accordingly, we make no representations regarding questions of legal interpretation for your purposes of the procedures enumerated in the attached Appendix.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on any information set forth in the auto loan files, related data files and any other information which was used in the performance of the procedures. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

KPMG LLP is a Canadian limited liability partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity. KPMG Canada provides services to KPMG LLP.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found to be in agreement unless otherwise noted. Such compared information was deemed to be in agreement if the differences are attributable to rounding.

•	The term “recomputed” means recalculated and compared the results to the information shown and found to be in agreement unless otherwise noted. Such recomputed information was deemed to be in agreement if the differences are attributable to rounding.

•	The term “rounding” means that amounts, percentages were within $1 and 0.2%, respectively.

The Bank is responsible for the information in the auto loan files and related data files.

The agreed-upon procedures performed were applied based on the methodologies, assumptions and information set forth in the auto loan files and related data files provided by the Bank, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding (1) the reasonableness of the methodologies, assumptions, or projected outcomes provided by the Bank or herein, (2) the existence of the auto loans or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described therein; (3) whether the actual payments on the auto loans will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the documents furnished to us by the Bank; (4) the authenticity, reliability, integrity, completeness or accuracy of the data and documents furnished to us by the Bank which were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Bank or as to whether any of the statements expressed therein omit any material facts; or (6) the enforceability of any contractual provision in the documents furnished to us by the Bank or set forth therein.

The agreed-upon procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The agreed-upon procedures performed were not intended to address, nor did they address (i) the conformity of the origination of the auto loan contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of collateral securing any such auto loan contract being securitized; (iii) the compliance of the originator of the auto loan contracts with federal, provincial, and local laws and regulations; or (iv) any other factor or characteristics of the auto loan contracts that would be material to the likelihood that the Issuer will pay interest and principal in accordance with the applicable terms and conditions of the Notes.

These agreed-upon procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering.

This report is intended solely for the information and use of the Specified Users, each of whom have in writing agreed to the procedures and taken responsibility for the sufficiency of the agreed-

upon procedures for their purposes, as described above. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Users but have access to this report by law or regulation.

We disclaim any intention or obligation to update or revise the findings whether as a result of new information arising after the date we concluded our work on April 18, 2018 as noted, for any future events or otherwise.

Chartered Professional Accountants, Licensed Public Accountants

April 18, 2018

Toronto, Canada

APPENDIX

AGREED UPON PROCEDURES	FINDINGS

1.  Using an unaudited excel file entitled “START 2018-1 Sample File” (the “unaudited Sample File”) that contains certain information related to a pool of auto loan receivables as of March 31, 2018 (the “Cut-off Date”), provided by the Bank, we haphazardly selected a sample of 150 auto loan contracts from the unaudited Sample File (the “Sample Receivables”).

N/A

2.  For each of the Sample Receivables, we requested from the Bank access to the credit agreement in respect of the loan (the “Credit Agreement”), and observed whether it contains the respective obligor’s signature. We did not perform any procedures to establish the authenticity of the signatures or the Credit Agreement.

No findings noted.

3.  For each of the Sample Receivables, we compared the following particulars per the respective Credit Agreement to the information contained in an unaudited excel file titled “START 2018-1 Eligible Loan_KPMG Sample Detailed with VIN” (the “unaudited Extract File”):

i.   “Vehicle Information Number (VIN)/Serial No.” as per the Credit Agreement to VIN identifier in column entitled “VIN” in the unaudited Extract File.

ii.  “Unpaid Balance of Cash Selling Price and Fees to be Financed” as per the Credit Agreement to the amount in column entitled “Original_Balance” per the unaudited Extract File.

iii.   “Payment frequency” as per the Credit Agreement to the number in the column entitled “Interval_Days per Extract File” per the unaudited Extract File; the Bank has informed us that “Monthly” per the Credit Agreement equates to 30 days in the unaudited Extract File, “Bi-Weekly” to 14 days and “Weekly” to 7 days

iv.   “Term of Loan” per the Credit Agreement to the term in the column entitled “Historical_Term” per the unaudited Extract File.

v.  “Fixed Interest Rate” per Credit Agreement to the rate in the column entitled “APR” in the unaudited Extract File.

For the Sample Receivable number 132 the Effective date per the Credit Agreement is “July 13, 2016” and per the unaudited Extract File the Effective Date is “July 9, 2016”. No other findings noted.

APPENDIX	1

AGREED UPON PROCEDURES	FINDINGS

vi.   New or Used description per the Credit Agreement to the information in the column entitled “New_Or_Used” per the unaudited Extract File; the Bank has informed us that New per the unaudited Extract file is denoted by a “1” and Used by a “0”. Report any difference between the Credit Agreement, other than instances where the Credit Agreement was originated prior to January 1, 2013, and where it identifies a vehicle as new, but the unaudited Extract File identifies the non-current model year vehicle as used in accordance with the Seller’s then-in-effect policies.

vii.  “Make and Model” per the Credit Agreement to the descriptions in the columns entitled “Make” and “Model” per the unaudited Extract File.

viii.  “Effective Date” per the Credit Agreement to the date in the column entitled “Note_Date” per the unaudited Extract File.

4.  Recomputed the “Fixed Interest Rate” for each of the Sample Receivables using the unpaid balance of cash selling price and fees to be financed, payment frequency and the original scheduled payment amount, all these as reflected in the Credit Agreement, and compared our result to the corresponding “Fixed Interest Rate” noted in each respective Credit Agreement.

No findings noted.

5.  Obtained the “Registration Date” from the unaudited extract file entitled “T76595_BNS-CG PPSA Expiration Report_Part 1, T76595_BNS-CG PPSA Expiration Report_Part 2 and T76595_BNS-CG PPSA Expiration Report_Part 3” (“unaudited Registry Report”), provided by the Bank for each of the Sample Receivables, noting an exception if the said date for any of the Sample Receivables was after the Cut-off Date. We did not perform any procedures to verify the completeness and accuracy of the unaudited Registry Report.

No findings noted.

6.  Obtained the “Expiry Date” from the unaudited Registry Report for each of the Sample Receivables, noting an exception if the said date for any of the Sample Receivables was before the Cut-off Date. We did not perform any procedures to verify the completeness and accuracy of the unaudited Registry Report.

No findings noted.

APPENDIX	2